UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 30, 2007

COGNIGEN NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-11730	84-1089377
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

9800 Mount Pyramid Court, Suite 400 Englewood, Colorado		80112
(Address of principal executive offices)		(Zip Code)

(303) 209-6254
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 Completion of Acquisition or Disposition of Assets.
On November 30, 2007, Cognigen Networks, Inc. (the “Company”) entered in to an Asset Purchase and Reorganization Agreement (the “Purchase Agreement”) by and among the Company and Commission River Inc. (“Commission River”).  Pursuant to the terms of the Purchase Agreement, the Company acquired substantially all of the assets of Commission River in exchange for 16,000,000 shares of common stock of the Company.  The assets of Commission River acquired by the Company included tangible personal property, business contracts, accounts receivable and intellectual property.  The Purchase Agreement contains customary representations, warranties, covenants and conditions, as well as indemnification provisions subject to specific limitations.

The foregoing paragraph provides a brief summary of selected provisions of the Purchase Agreement.  This summary is not complete and is qualified in its entirety by reference to the Purchase Agreement, copies of which the Company anticipates filing in a future report with the Securities and Exchange Commission.  The Purchase Agreement contains representations and warranties and other statements that are solely for the benefit of the Company and Commission River and are designed to allocate business and other risks among the Company and Commission River.  Additionally, such representations and warranties and other statements (i) speak only as to the date on which they were made, and may be modified or qualified by confidential schedules or other disclosures, agreements or understanding among the Company and Commission River, which the Company and Commission River believe are not required by the securities laws to be publicly disclosed, and (ii) may be subject to a different materiality standard than the standard that is applicable to disclosures to investors.  Moreover, information concerning the subject matter of the representations and warranties and other statements made in the Purchase agreement will likely change after the execution date of the Purchase Agreement, and subsequent information may or may not be fully reflected in the Company’s public disclosures.  Accordingly, investors should not rely upon representations and warranties and other statements in the Purchase Agreement as factual characterizations of the actual state of affairs of the Company.  Investors should instead look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

ITEM 8.01.         Other Events.

On December 4, 2007, the Company issued a press release announcing the completion and signing of the Purchase Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01          Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Title of Document	Location

99.1	Press release dated December 4, 2007	Attached

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COGNIGNEN NETWORKS, INC

Date: December __, 2007                                                                                            By:           /s/ Robert K. Bench
                                Robert K. Bench, Chief Executive Officer Chief Financial Officer and Treasurer

        177633-001